UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2004


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                    000-22490                 62-1120025
----------------------------    ------------------------      ----------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

           430 Airport Road
       Greeneville, Tennessee                                     37745
----------------------------------------                 -----------------------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits:

         The following exhibit is being furnished pursuant to Item 12:

         99.1     Press Release dated April 27, 2004


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

The Registrant has reported its financial results for the quarter ended March 31, 2004. The Registrant's press release dated April 27, 2004 announcing the results is attached hereto as Exhibit 99.1.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 FORWARD AIR CORPORATION

Date:    April 27, 2004                          By:  /s/ Andrew C. Clarke
                                                      --------------------------
                                                      Andrew C. Clarke
                                                      Chief Financial Officer
                                                      and Senior Vice President

                                  EXHIBIT INDEX

       No.                                      Exhibit
----------------- --------------------------------------------------------------
       99.1        Press Release dated April 27, 2004